Exhibit 99.1

Diodes Incorporated to Announce Third Quarter 2017

Financial Results on November 7

Plano, Texas – October 17, 2017 – Diodes Incorporated (Nasdaq: DIOD), a leading global manufacturer and supplier of high-quality application-specific standard products within the broad discrete, logic, analog, and mixed-signal semiconductor markets, will host a conference call on Tuesday, November 7, 2017 at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) to discuss its third quarter 2017 financial results.

Joining Dr. Keh-Shew Lu, President and Chief Executive Officer of Diodes Incorporated, will be Rick White, Chief Financial Officer; Mark King, Senior Vice President of Sales and Marketing; and Laura Mehrl, Director of Investor Relations. The Company intends to distribute the announcement of its third quarter financial results on that same day at 3:05 p.m. Central Time (4:05 p.m. Eastern Time).

Analysts and investors are invited to dial into the conference call using the following information:

Date: Tuesday, November 7, 2017

Time: 4:00 p.m. Central Time (5:00 p.m. Eastern Time)

Conference Call Number: 1-855-232-8957

International Call Number: 1-315-625-6979

Pass code: 1689671

A telephone replay of the conference call will be available approximately two hours after the conference call and will be available until November 14, 2017 at midnight Central Time. The replay dial-in number is 1-855-859-2056, and the pass code is 1689671. International callers should dial 1-404-537-3406 and enter the same pass code at the prompt.

Additionally, this conference call will broadcast live over the Internet and can be accessed by all interested parties on the Investor Relations section of the Company’s website at http://www.diodes.com. Please click on the webcast link at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software. For those unable to participate during the live broadcast of the conference call, a replay webcast will be available shortly thereafter on the Company’s website for approximately 60 days.

About Diodes Incorporated

Diodes Incorporated (Nasdaq: DIOD), a Standard and Poor’s SmallCap 600 and Russell 3000 Index company, is a leading global manufacturer and supplier of high-quality application specific standard products within the broad discrete, logic, analog, and mixed-signal semiconductor markets. Diodes serves the consumer electronics, computing, communications, industrial, and automotive markets. Diodes’ products include diodes, rectifiers, transistors, MOSFETs, protection devices, function-specific arrays, single gate logic devices, amplifiers and comparators, Hall-effect and temperature sensors, power management devices, including LED drivers, AC-DC converters and controllers, DC-DC switching, and linear voltage regulators, and voltage references, along with special function devices, such as USB power switches, load switches, voltage supervisors, and motor controllers. Diodes’ corporate headquarters and Americas’ sales office are located in Plano, Texas and Milpitas, California. Design, marketing, and engineering centers are located in Plano; Milpitas; Taipei, Taiwan; Taoyuan City, Taiwan; Zhubei City, Taiwan; Manchester, England; and Neuhaus, Germany. Diodes’ wafer fabrication facilities are located in Kansas City, Missouri and Manchester, with an additional facility located in Shanghai, China. Diodes has assembly and test facilities located in Shanghai, Jinan, Chengdu, and Yangzhou, China, as well as in Hong Kong, Neuhaus, and Taipei. Additional engineering, sales, warehouse, and logistics offices are located in Taipei; Hong Kong; Manchester; Shanghai; Shenzhen, China; Seongnam-si, South Korea; and Munich, Germany, with support offices throughout the world.

Recent news releases, annual reports, and SEC filings are available at the Company’s website: http://www.diodes.com. Written requests may be sent directly to the Company, or they may be e-mailed to: diodes-fin@diodes.com.

Company Contact:

Diodes Incorporated

Laura Mehrl

Director, Investor Relations

P: 972-987-3959

E: laura_mehrl@diodes.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers, President

P: 949-224-3874

E: lsievers@sheltongroup.com